SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 1, 2016

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 1, 2016, RGC Resources, Inc. ("Resources" or "the Company") issued a press release announcing the first quarter results for the quarter ending December 31, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Approval of Bonuses for 2015 and 2016 Annual Base Salaries for Executive Officers

The Board of Directors approved the Compensation Committee's bonuses in respect of 2015 and annual base salaries in effect beginning February 1, 2016 for the executive officers.

The approved 2015 bonuses and 2016 salaries for the Company's executive officers are set forth below:

Officer	Title	Bonus	Salary
John S. D'Orazio	President and CEO	$84,500	$375,000
Paul W. Nester	Vice President, Secretary, Treasurer and CFO	39,000	215,000
Robert L. Wells, II	Vice President, Information Technology	30,000	170,000
Carl J. Shockley, Jr.	Vice President, Operations - Roanoke Gas Company	30,500	175,000

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 1, 2016, the Company held its Annual Meeting of Shareholders to elect three directors, to ratify the selection of independent auditors and to hold a non-binding shareholder advisory vote on named executive compensation. The voting results are provided below.

Shareholders elected the nominees for Class A directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2019:

Director	Shares For	Shares Withheld	Broker Non Votes
Abney S. Boxley, III	2,275,490	12,481	1,663,530
S. Frank Smith	2,275,677	12,294	1,663,530
John B. Williamson, III	2,270,421	17,550	1,663,530

Nancy Howell Agee, J. Allen Layman and Raymond D. Smoot, Jr. continue to serve as Class B directors until the Annual Meeting of Shareholders to be held in 2017. John S. D'Orazio, Maryellen F. Goodlatte and George W. Logan continue to serve as Class C directors until the Annual Meeting of Shareholders to be held in 2018.

Shareholders approved the selection by the Audit Committee of the Board of Directors of the firm Brown Edwards & Company, LLP as independent auditors for the fiscal year ending September 30, 2016, by the following vote:

Shares For	Shares Against	Shares Abstaining
3,944,645	3,184	3,672

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes
2,185,736	56,339	45,896	1,663,530

ITEM 8.01	OTHER EVENTS.

The Company issued a press release on February 2, 2016, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on February 1, 2016 and the appointment of external auditors for the current year. At a meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors elected John B. Williamson, III as Chairman of RGC Resources, Inc. and John S. D'Orazio as President and CEO of RGC Resources, Inc.

The Board of Directors also elected the following senior officers: Paul W. Nester, Vice President, Secretary, Treasurer and CFO; Robert L. Wells, II, Vice President, Information Technology; and Carl J. Shockley, Vice President - Operations, Roanoke Gas Company.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information disclosed under this Item and Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they by deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

99.1	Press Release dated February 1, 2016.
99.2	Press Release dated February 2, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 3, 2016	By:	/s/ Paul W. Nester

Paul W. Nester
Vice President, Secretary, Treasurer and CFO